                                                                EXHIBIT 10.32.18

This instrument, when recorded,
should be returned to:

Robert N. Farrar
Attorney at Law
The Carnegie Building
607 Broad Street, Suite 141
Rome, Georgia  30161-3059

THE PURPOSE OF THIS INSTRUMENT IS TO MAKE TECHNICAL CORRECTIONS TO THAT CERTAIN CONSENT NO. 1, DATED DECEMBER 30, 1996, RECORDED IN DEED BOOK ____, PAGE ____, OF THE RECORDS OF THE CLERK OF SUPERIOR COURT OF FLOYD COUNTY, GEORGIA. IT IS THE INTENTION OF THE PARTIES THAT THIS DOCUMENT SUPERCEDE SUCH OTHER DOCUMENT IN ITS ENTIRETY.

================================================================================

                                  CONSENT NO. 1

                          Dated as of December 30, 1996

                                      among

                              GEORGIA POWER COMPANY

                                       and
                          OGLETHORPE POWER CORPORATION
                       (AN ELECTRIC MEMBERSHIP GENERATION
                           & TRANSMISSION CORPORATION)

                                       and

                             SUNTRUST BANK, ATLANTA,
                        not in its personal capacity but
                      solely in its capacity as Co-Trustee

                                       and

                              FLEET NATIONAL BANK,
                        not in its personal capacity but
                     solely in its capacity as Owner Trustee

                                       and

                       ROCKY MOUNTAIN LEASING CORPORATION

================================================================================

                   Undivided Interest in Rocky Mountain Pumped
                          Storage Hydroelectric Project

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

SECTION 1. DEFINITIONS.......................................................  3

SECTION 2. CONSENTS..........................................................  3
        Section 2.1   Transfers by Oglethorpe................................  3
        Section 2.2   Transfers by the Co-Trustee............................  4
        Section 2.3   Transfers by RMLC......................................  5
        Section 2.4   Certain Matters Pertaining to Rights of Oglethorpe,
                      the Co-Trustee and RMLC................................  6
        Section 2.5   Oglethorpe Mortgage....................................  7

SECTION 3. FURTHER AGREEMENTS................................................  8

SECTION 4. EFFECT OF CONSENT; AMENDMENT OF OPERATIVE
           DOCUMENTS.........................................................  8
        Section 4.1   Effect of Consent......................................  8
        Section 4.2   Amendments to Documents................................  8

SECTION 5. CERTAIN RIGHTS OF GEORGIA POWER...................................  9
        Section 5.1   Right of First Refusal in Georgia Power................  9
        Section 5.2   Right of Georgia Power to Exercise Purchase Option.....  9
        Section 5.3   Restrictions on Transfer of Beneficial Interests....... 10
        Section 5.4   Oglethorpe Mortgage.................................... 10
        SECTION 6.    MUTUAL REPRESENTATIONS AND WARRANTIES.................. 11
        Section 6.1   Power and Authority.................................... 11
        Section 6.2   Execution, Delivery, Enforceability.................... 11

SECTION 7. CO-OWNERS' REPRESENTATIONS, WARRANTIES AND
           COVENANTS......................................................... 11
        Section 7.1   No Default............................................. 11
        Section 7.2   Ownership.............................................. 11
        Section 7.3   Enforceability......................................... 11
        Section 7.4   FERC License........................................... 11

SECTION 8. MISCELLANEOUS..................................................... 12
        Section 8.1   Governing Law.......................................... 12
        Section 8.2   Severability........................................... 12
        Section 8.3   Headings and Table of Contents......................... 12
        Section 8.4   Successors and Assigns................................. 12
        Section 8.5   Amendments and Waivers................................. 12
        Section 8.6   Counterparts........................................... 12
        Section 8.7     Effectiveness........................................ 12
        Section 8.8   Limitation of Liability................................ 12

                                                                            Page
                                                                            ----
        Appendix A    -      Definitions

     THIS CONSENT, bearing the number specified on the cover page hereof, dated as of December 30, 1996 (this "Consent"), among GEORGIA POWER COMPANY, a corporation organized and existing under the laws of the State of Georgia (together with its successors and assigns, "Georgia Power"), OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), an electric membership corporation organized and existing under the laws of the State of Georgia (together with its successors and assigns, "Oglethorpe"), and FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the State of Georgia (the "Trustee"), and SUNTRUST BANK, ATLANTA, a state banking corporation, organized and existing under the laws of the United States (the "Co-Trustee") not in their respective individual capacities, but solely in their respective trust capacities (collectively, the "Trustees") under the Trust Agreement (P1) dated as of the date hereof between Philip Morris Capital Corporation (the "Owner Participant") and the Trustees, as supplemented (the "Trust Agreement"), and ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized under the laws of the State of Delaware (together with its successors and assigns, "RMLC").

                                    RECITALS:

     WHEREAS, Georgia Power and Oglethorpe (collectively, the "Co-Owners") are owners of undivided interests in certain real and personal property located in Floyd County, Georgia, commonly known as the Rocky Mountain Pumped Storage Hydroelectric Project (as more particularly described in Appendix A, the "Facility"), and are parties to that certain Rocky Mountain Pumped Storage Hydroelectric Project Ownership Participation Agreement by and between Oglethorpe and Georgia Power, dated as of November 18, 1988 (the same as supplemented, modified or amended is referred to herein as the "Rocky Mountain Ownership Agreement"), which establishes rights and obligations of the parties thereto as owners of undivided ownership interests in the Facility;

     WHEREAS, Georgia Power and Oglethorpe also are parties to that certain Rocky Mountain Pumped Storage Hydroelectric Project Rocky Mountain Operating Agreement by and between Oglethorpe and Georgia Power, dated as of November 18, 1988 (the same as supplemented, modified or amended is referred to herein as the "Rocky Mountain Operating Agreement"), which establishes the respective rights and obligations of the parties thereto with respect to the management, control, operation and maintenance of the Facility;

     WHEREAS, Sections 7.01, 7.02 and 7.03 of the Rocky Mountain Ownership Agreement grant the parties thereto certain rights in connection with a proposed sale, lease, assignment or other transfer of an undivided ownership interest in the Facility or any portion thereof, or any rights under the Rocky Mountain Ownership Agreement, and sets forth additional conditions respecting transfers of such interests, and Section 10.01 of the Rocky Mountain Operating Agreement imposes certain conditions upon a sale, transfer or assignment of an undivided ownership interest in the Facility or any portion thereof;

     WHEREAS, Oglethorpe wishes inter alia to (i) lease an undivided interest in its undivided interest in the Facility and the Rocky Mountain Site to the Co-Trustee pursuant to the Head Lease and the Ground Lease, respectively, (ii) assign its rights under the Rocky Mountain Ownership Agreement and Rocky Mountain Operating Agreement to the extent they relate to the undivided interest referred to in clause (i) hereinabove to the Co-Trustee pursuant to the Rocky Mountain Agreements Assignment, and (iii) engage in other related transactions as set forth herein;

     WHEREAS, Co-Trustee wishes inter alia to (i) lease the undivided interest leased to it by Oglethorpe in the Facility and the Rocky Mountain Site to RMLC pursuant to the Facility Lease and the Ground Sublease, respectively, (ii) assign the rights assigned to it by Oglethorpe under the Rocky Mountain Agreements Assignment to RMLC pursuant to the Rocky Mountain Agreements Reassignment, and (iii) engage in other related transactions as set forth herein;

     WHEREAS, the Facility Lease provides that (i) RMLC may purchase the Co-Trustee's interest in the Facility at the end of the term of the Facility Lease and (ii) if RMLC does not elect to exercise its purchase option, the Co-Trustee may either extend the term of the Facility Lease or require RMLC to return possession and control of the undivided interest to the Co-Trustee or a substitute lessee.

     WHEREAS, RMLC wishes inter alia to (i) lease the undivided interest leased to it by the Co-Trustee in the Facility and the Rocky Mountain Site to Oglethorpe pursuant to the Facility Sublease and the Ground Sub-sublease, respectively, (ii) assign the rights assigned to it by the Co-Trustee under the Rocky Mountain Agreements Re-Assignment to Oglethorpe pursuant to the Rocky Mountain Agreements Second Re-Assignment, and (iii) engage in other related transactions as set forth herein;

     WHEREAS, the Facility Sublease provides that (i) Oglethorpe may purchase RMLC's interest in the Facility at the end of the term of the Facility Sublease and (ii) if Oglethorpe does not elect to exercise its purchase option, RMLC may either extend the term of the Facility Sublease or require Oglethorpe to return possession and control of the undivided interest to RMLC or a substitute lessee.

     WHEREAS, Oglethorpe has asked Georgia Power, and Georgia Power is willing, to consent to the transfers and to the related assignments and assumptions described herein, and to waive its rights of first refusal, but only on the terms and conditions set forth in this Consent.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, each of the undersigned hereby consents and agrees as follows:

     SECTION 1. DEFINITIONS

     Unless the context otherwise requires, the capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the Rocky Mountain Ownership Agreement, the Rocky Mountain Operating Agreement, and in Appendix A attached hereto and incorporated herein by reference. The general provisions of Appendix A shall apply to the terms used in this Consent (including the introduction and recitals hereof) and specifically defined herein.

     SECTION 2. CONSENTS

     Section 2.1 Transfers by Oglethorpe. Pursuant to Sections 7.01, 7.02 and
7.03 of the Rocky Mountain Ownership Agreement and Section 10.01 of the Rocky Mountain Operating Agreement, and subject to the terms and conditions of this Consent, Georgia Power hereby (i) consents to, and (ii) waives the right of first refusal granted it pursuant to Section 7.01 of the Rocky Mountain Ownership Agreement with respect to, each of the following:

          (a) The lease of the Undivided Interest from Oglethorpe to the Co-Trustee under the Head Lease and the transactions provided for or contemplated therein and the exercise by each of the parties thereto of their respective rights and obligations thereunder, including, without limitation, the exercise of remedies thereunder;

          (b) The lease of the Ground Interest from Oglethorpe to the Co-Trustee under the Ground Lease and the transactions provided for or contemplated therein and the exercise by each of the parties thereto of their respective rights and obligations thereunder, including, without limitation, the exercise of remedies thereunder;

          (c) The assignment by Oglethorpe to the Co-Trustee pursuant to the Rocky Mountain Agreements Assignment of the Assigned Rocky Mountain Interests and the transactions provided for or contemplated therein and the exercise by each of the parties thereto of their respective rights and obligations;

          (d) Any renewal or extension of the Head Lease or the Ground Lease by the Co-Trustee pursuant to the terms thereof; and

          (e) The grant by Oglethorpe of a security interest in Oglethorpe's interest in the Undivided Interest, the Ground Interest, the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement pursuant to the Subordinated Deed to Secure Debt and the transactions provided for or contemplated therein and the exercise by each of the parties thereto of their respective rights and obligations thereunder, including, without limitation, the exercise of remedies thereunder.

Notwithstanding anything in this Section 2 to the contrary, and except as otherwise set forth in Section 5.1, any proposed sale, lease, assignment or other transfer to any Person other than a party to the Operative Documents of the Undivided Interest, the Rocky Mountain Site or the Rocky Mountain Agreements pursuant to the agreements referred to above shall be subject to a right of first refusal identical to that set forth in Section 5.1.

     Section 2.2 Transfers by the Co-Trustee. Pursuant to Sections 7.01, 7.02 and 7.03 of the Rocky Mountain Ownership Agreement and Section 10.01 of the Rocky Mountain Operating Agreement, and subject to the terms and conditions of this Consent, each Co-Owner hereby (i) consents to, and (ii) waives the right of first refusal granted it pursuant to Section 7.01 of the Rocky Mountain Ownership Agreement with respect to, each of the following:

          (a) The lease of the Undivided Interest from the Co-Trustee to RMLC under the Facility Lease and the transactions provided for therein and the exercise by each of the parties thereto of their respective rights and obligations thereunder, including the exercise of remedies thereunder;

          (b) The lease of the Ground Interest from the Co-Trustee to RMLC under the Ground Sublease and the transactions provided for therein and the exercise by each of the parties thereto of their respective rights and obligations thereunder, including the exercise of remedies thereunder;

          (c) The assignment by the Co-Trustee to RMLC pursuant to the Rocky Mountain Agreements Re-assignment of the Assigned Rocky Mountain Interests and the transactions provided for therein;

          (d) The subsequent transfer, if any, by the Co-Trustee to RMLC of the Undivided Interest and the Ground Interest in accordance with the terms of the Facility Lease and the Ground Sublease;

          (e) Any renewal or extension of the Facility Lease or the Ground Sublease by the Co-Trustee in accordance with the terms of the Facility Lease and the Ground Sublease; and

          (f) The pledge and mortgage by the Co-Trustee to the Lender of, and the grant of a security interest pursuant to the Loan Agreement and the Deed to Secure Debt and the transactions provided for therein and the exercise by each of the parties thereto of their respective rights and obligations thereunder, including the exercise of remedies thereunder in favor of the Lender in, (i) the Co-Trustee's interest in the Undivided Interest under the Head Lease, (ii) the Co-Trustee's interest in the Ground Interest under the Ground Lease, (iii) the Co-Trustee's interest in the Assigned Rocky Mountain Interests under the Rocky Mountain Agreements Assignment and (iv) the Co-Trustee's interest in the Facility Sublease, the Ground Sub-sublease and the Rocky Mountain Agreements Second Re-assignment to the extent assigned to the Co-Trustee pursuant to the Assignment of Facility Sublease.

Notwithstanding anything in this Section 2 to the contrary, and except as otherwise set forth in Section 5.1, any proposed sale, lease, assignment or other transfer to any Person other than a party to the Operative Documents of the Undivided Interest, the Rocky Mountain Site or the Rocky Mountain Agreements pursuant to the agreements referred to above shall be subject to a right of first refusal identical to that set forth in Section 5.1.

     Section 2.3 Transfers by RMLC. Pursuant to Sections 7.01, 7.02 and
7.03 of the Rocky Mountain Ownership Agreement and Section 10.01 of the Rocky Mountain Operating Agreement, and subject to the terms and conditions of this Consent, each Co-Owner and the Co-Trustee hereby (i) consents to, and (ii) waives the right of first refusal granted it pursuant to Section 7.01 of the Rocky Mountain Ownership Agreement with respect to, each of the following:

          (a) The lease of the Undivided Interest from RMLC to Oglethorpe under the Facility Sublease and the transactions provided for therein and the exercise by each of the parties thereto of their respective rights and obligations thereunder, including the exercise of remedies thereunder;

          (b) The lease of the Ground Interest from RMLC to Oglethorpe under the Ground Sub-sublease and the transactions provided for therein and the exercise by each of the parties thereto of their respective rights and obligations thereunder, including the exercise of remedies thereunder;

          (c) The assignment by RMLC to Oglethorpe pursuant to the Rocky Mountain Agreements Second Re-Assignment of the Assigned Rocky Mountain Interests and the transactions provided for therein;

          (d) The subsequent transfer, if any, by RMLC to Oglethorpe of the Undivided Interest or the Ground Interest in accordance with the Facility Sublease and the Ground Sub-sublease;

          (e) Any renewal or extension of the Facility Sublease or Ground Sub-sublease by RMLC or Oglethorpe in accordance with the terms of the Facility Sublease and the Ground Sub-sublease; and

          (f) The pledge and mortgage by RMLC to the Co-Trustee of, and the grant of a security interest in favor of the Co-Trustee in, the Facility Sublease, the Ground Sub-sublease and the Rocky Mountain Agreements Second Re-assignment and the transactions provided for therein, including the exercise of remedies thereunder.

Notwithstanding anything in this Section 2 to the contrary, and except as otherwise set forth in Section 5.1, any proposed sale, lease, assignment or other transfer to any Person other than a party to the Operative Documents of the Undivided Interest, the Rocky Mountain Site or the Rocky Mountain Agreements pursuant to the agreements referred to above shall be subject to a right of first refusal identical to that set forth in Section 5.1.

     Section 2.4 Certain Matters Pertaining to Rights of Oglethorpe, the Co-Trustee and RMLC. Each of the undersigned agrees that:

          (a) Rights of Oglethorpe, RMLC and the Co-Trustee as Participants. The Rocky Mountain Agreements Assignment provides for Oglethorpe to assign to the Co-Trustee, for a period commencing on the Closing Date and terminating at the end of the Head Lease Term, all right, title, estate and interest of Oglethorpe, as a Participant (as such term is defined in the Rocky Mountain Ownership Agreement) in, to and under each of the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement to the extent of the Assigned Rocky Mountain Interests. The Rocky Mountain Agreements Re-assignment provides for the Co-Trustee to assign to RMLC, for a period commencing on the Closing Date and terminating at the end of the Facility Lease Term, all right, title, estate and interest of the Co-Trustee as a Participant in, to and under each of the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement to the extent of the Assigned Rocky Mountain Interests. The Rocky Mountain Agreements Second Re-assignment further provides for RMLC to assign to Oglethorpe, for a period commencing on the Closing Date and terminating at the end of the Facility Sublease Term, all right, title, estate and interest of RMLC as a Participant in, to and under each of the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement to the extent of the Assigned Rocky Mountain Interests. From and after delivery of the Rocky Mountain Agreements Second Re-assignment and continuing until the earlier of (x) exercise of any remedy under Section 17 of the Facility Sublease and (y) termination of the Facility Sublease, Oglethorpe shall, for all purposes under the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement, possess all of the rights and obligations of a "Participant" (as defined in the Rocky Mountain Agreements) with respect to the Undivided Interest and the Ground Interest, including, without limitation, all rights to give consents or approvals or otherwise to vote as a Participant with respect to the Undivided Interest and the Ground Interest in accordance with the provisions of the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement and the Operative Documents. Notwithstanding the provisions of the preceding sentence, after the Closing Date, the Co-Trustee and RMLC shall have the right, upon reasonable notice to Oglethorpe, to inspect the Facility in accordance with the provisions of the Facility Lease and Ground Sublease, and Facility Sublease and Ground Sub-sublease, respectively. Until the end of the Facility Sublease Term, unless otherwise provided in the Operative Documents, any amounts payable to the Participants pursuant to the Rocky Mountain Ownership Agreement in respect of the Undivided Interest or the Ground Interest in connection with the loss, damage, destruction, transfer or other disposition of the Facility or the Rocky Mountain Site shall be payable to Oglethorpe to the extent of Oglethorpe's percentage undivided interest in each thereof, subject to and in accordance with the terms of the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement.

          (b) Obligations of Oglethorpe, RMLC and the Co-Trustee as Participants. Georgia Power will look solely to Oglethorpe and any permitted successor or assignee of Oglethorpe's interest under the Facility Sublease for payment and performance of all indebtedness, obligations and liabilities arising under the Rocky Mountain Ownership Agreement, the Rocky Mountain Operating Agreement and the FERC License or otherwise prior to the end of the Facility Lease or the Facility Sublease with respect to the Facility, the Rocky Mountain Site, the Undivided Interest and the Ground Interest, including, without being limited to, Operating Costs arising in connection with operation of the Facility and obligations under the FERC License; and RMLC, the Trustees, the Owner Participant and the Lender shall have no responsibility or liability for any of the foregoing. The parties hereto agree, however, that should Oglethorpe default in any payment required to be made under the Rocky Mountain Ownership Agreement or the Rocky Mountain Operating Agreement, any right of RMLC or the Co-Trustee, or their successors and assigns, to the capacity and energy allocable to the Undivided Interest is subject to the rights of Georgia Power under the provisions of Article VI of the Rocky Mountain Ownership Agreement and Article VI of the Rocky Mountain Operating Agreement until all defaults properly allocable to the Undivided Interest in accordance with Article VI of the Rocky Mountain Ownership Agreement, Article VI of the Rocky Mountain Operating Agreement, or both, as the case may be, together with interest at the rate provided for therein (compounded as set forth therein) have been paid in full.

          (c) Rights of RMLC Upon Sublease Event of Default. Upon the exercise of any remedy under Section 17 of the Facility Sublease in which the Facility Sublessor terminates the Facility Sublessee's rights in the Rocky Mountain Agreements, RMLC shall have the Facility Lessor's Percentage in all right, title, estate, interest, duties and obligations in, to and under each of the Rocky Mountain Ownership Agreement and Rocky Mountain Operating Agreement, to the extent and only to the extent of the Facility Lessor's Percentage in Assigned Rocky Mountain Interests and the right to give consents or approvals or otherwise to vote. Any action taken by any "Participant" to meet, or consider decisions, with respect to the Undivided Interest from and after the exercise of any remedy under Section 17 of the Facility Sublease in which the Facility Sublessor terminates the Facility Sublessee's rights in the Rocky Mountain Agreements, shall at all times be subject to the rights and obligations of RMLC as a "Participant" under and subject to the provisions of the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement.

          (d) Rights of Co-Trustee after Facility Lease Event of Default. Upon the exercise of any remedy under Section 17 of the Facility Lease in which the Facility Lessor terminates the Facility Lessee's rights in the Rocky Mountain Agreements, the Co-Trustee shall have the Facility Lessor's Percentage in all right, title, estate, interest, duties and obligations in, to and under each of the Rocky Mountain Ownership Agreement and Rocky Mountain Operating Agreement, to the extent and only to the extent of the Facility Lessor's Percentage in the Assigned Rocky Mountain Interests and the right to give consents or approvals or otherwise to vote. Any action taken by any "Participant" to meet, or consider decisions, with respect to the Undivided Interest from and after the exercise of any remedy under Section 17 of the Facility Lease in which the Facility Lessor terminates the Facility Lessee's rights in the Rocky Mountain Agreements shall at all times be subject to the rights and obligations of the Co-Trustee as a "Participant" under and subject to the provisions of the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement.

     Section 2.5 Oglethorpe Mortgage. Notwithstanding the foregoing, any rights that Oglethorpe, the Co-Trustee, RMLC, the Lender and AMBAC have with respect to the Rocky

Mountain Agreements shall be and are expressly subject and subordinate to the lien of the Oglethorpe Mortgage.

     SECTION 3. FURTHER AGREEMENTS.

     Oglethorpe agrees to indemnify and hold harmless and defend Georgia Power from and against any and all claims, judgments, loss, damage, cost or expense, including without limitation, attorney's fees, arising out of or alleged to arise out of any act done by, or any failure of performance of any act by, Georgia Power which is required of Georgia Power under this Consent, irrespective of the fault of Georgia Power with respect thereto, and irrespective of whether such claims arise in tort, contract, strict liability or otherwise. The foregoing indemnity shall not have any adverse affect on Georgia Power's obligations to the Co-Trustee or RMLC under this Consent.

     SECTION 4. EFFECT OF CONSENT; AMENDMENT OF OPERATIVE DOCUMENTS.

     Section 4.1 Effect of Consent. Except as specifically provided herein, nothing contained in this Consent shall be construed as modifying the Rocky Mountain Ownership Agreement or the Rocky Mountain Operating Agreement or as modifying in any way the rights or obligations of the parties thereto. By executing this Consent, Georgia Power does not become a party to and shall not be bound by any term, provision, covenant, agreement, recital or definition of terms set forth in any of the Transaction Documents other than the Rocky Mountain Ownership Agreement, the Rocky Mountain Operating Agreement and this Consent. In the event of any conflict between the definitions, terms or provisions of any of the documents entered into by Oglethorpe and others or the Co-Trustee and others relating to the transactions contemplated by this Consent, including, without limitation, the Operative Documents, and the definitions, terms and provisions of the Rocky Mountain Ownership Agreement, the Rocky Mountain Operating Agreement, or both, the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement shall control, with respect to the subjects addressed therein, except as specifically otherwise provided elsewhere in this Consent.

     Section 4.2 Amendments to Documents. Oglethorpe, RMLC and the Co-Trustee each agrees that it will not agree to any amendment to the Operative Documents or any other documents executed in connection therewith which would materially adversely affect the rights of Georgia Power under this Consent, the Rocky Mountain Ownership Agreement or the Rocky Mountain Operating Agreement, without Georgia Power's further consent which consent shall not be unreasonably withheld.

     SECTION 5. CERTAIN RIGHTS OF GEORGIA POWER.

     Section 5.1 Right of First Refusal in Georgia Power. If at any time during the Head Lease Term the Co-Trustee shall seek to sell, lease, convey, transfer, assign, encumber or alienate in any manner its interest in the Facility Lessor's Rocky Mountain Interest or any portion or portions thereof, to any Person other than RMLC, Oglethorpe or to a Replacement Lessee pursuant to Section 15.2 of the Facility Lease if neither RMLC nor Georgia Power elects to exercise the Purchase Option under Section 15.1 of the Facility Lease or Section 5.2 hereof, respectively, such sale, lease, conveyance or other transfer, shall be subject to Georgia Power's right of first refusal on the terms and conditions set forth in this Section 5.1. Georgia Power's exercise of such right shall be made by accepting or rejecting a contract proposed by the Co-Trustee which contract shall be open for acceptance by Georgia Power for a period of thirty (30) days after receipt and in the event such offer is accepted by Georgia Power, the Co-Trustee and Georgia Power shall proceed to a closing pursuant to the terms of the aforesaid contract in an expeditious manner but in any event no later than fifteen days after such contract is accepted; provided, however, that Co-Trustee shall have the right to convey a security interest in the Facility Lessor's Rocky Mountain Interest pursuant to the Loan Agreement and the Deed to Secure Debt or any successor Loan Agreement entered into pursuant to Section 15.5 of the Facility Lease as well as enter into the Facility Lease and permit RMLC to enter into the Facility Sublease. If Georgia Power does not give such notice to the Co-Trustee within such thirty (30) day period and proceed to a closing pursuant to the terms of such contract in an expeditious manner but in any event no later than fifteen days after such notice is given, the Co-Trustee will be free to proceed to effect a transaction on terms and conditions that are not materially different from those offered to Georgia Power for a period of one year following such offer, after which any such sale, lease, conveyance, transfer, assignment or encumbrance shall be subject to Georgia Power's right of first refusal set forth in this Section 5.1. Following a sale to a Person other than Georgia Power in accordance with this Section 5.2, Georgia Power's rights with respect to any subsequent sales, leases, conveyances or other transfers hereunder shall be governed by the Rocky Mountain Agreements. Notwithstanding any provision to the contrary, it is agreed and understood that any transfer of its interest in the Undivided Interest under the Head Lease by the Co-Trustee to any successor Trustee pursuant to Section 9 of the Trust Agreement shall not be subject to the provisions of this Section 5.1. In connection with Georgia Power's exercise of the right of first refusal pursuant to this Section 5.1 with respect to the Undivided Interest, the Ground Interest and the Assigned Rocky Mountain Interests shall be conveyed to Georgia Power.

     Section 5.2 Right of Georgia Power to Exercise Purchase Option. If RMLC shall not elect the Purchase Option pursuant to Section 15.1 of the Facility Lease, Georgia Power shall have the right to purchase the Undivided Interest on the Expiration Date on the terms and conditions set forth in this Section 5.2. Georgia Power shall give RMLC, the Owner Participant and the Co-Trustee written notice of its irrevocable election to exercise the purchase option provided by this Section 5.2 by the date no later than the earlier of (i) the date 60 days following the date eighteen months prior to the Expiration Date and (ii) the date 60 days following receipt by Georgia Power from the RMLC of notice of its election not to exercise the Purchase Option. If Georgia Power shall not give the notice contemplated by the preceding sentence, it will have no right to purchase the Undivided Interest pursuant to this Section 5.2. If Georgia Power shall give notice of its election to purchase the Undivided Interest pursuant to this Section 5.2, it shall become unconditionally obligated to pay in immediately available funds on the Expiration Date all amounts of the Purchase Option Price and, without duplication of its covenant set forth in the succeeding sentence, RMLC shall be obligated to pay on the Expiration Date the amounts set forth in clauses (a)(ii) and (a)(iii) of Section 15.1 of the Facility Lease. If Georgia Power elects to purchase the Undivided Interest in accordance with this Section 5.2 and RMLC and Oglethorpe have complied with all of their obligations under the Operative Documents as of the Expiration Date, the Co-Trustee and the RMLC each agree to comply with their respective covenants set forth in Section 15.1 of the Facility Lease (other than, in the case of RMLC, the covenant to pay any amounts of the Purchase Option Price) in order to permit Georgia Power to purchase the Undivided Interest in accordance with such Section 15.1 of the Facility Lease. Other than as set forth in the preceding sentence and Section 15.4 of the Facility Lease, RMLC shall have no obligations in connection with Georgia Power's exercise of the election set forth in this Section 5.2. In connection with Georgia Power's exercise of the purchase option provided by this Section 5.2, the Ground Interest and the Assigned Rocky Mountain Interest shall be conveyed to Georgia Power.

     Section 5.3 Restrictions on Transfer of Beneficial Interests. In addition to the criteria set forth in Section 5.1 of the Participation Agreement relating to an assignment, conveyance or transfer of all or a portion of its interests in the Beneficial Interest, any such Transferee of such interest will not be a direct competitor of Georgia Power, unless such limitation is waived by Georgia Power. For purposes of this Section, a "direct competitor of Georgia Power" shall mean an entity which, or an Affiliate of which, is significantly involved as a seller of capacity and energy at wholesale or retail within the service territory of Georgia Power.

     Section 5.4 Oglethorpe Mortgage. Georgia Power acknowledges and agrees that any transfer to it of any or all of the Facility Lessor's Rocky Mountain Interest pursuant to Section 5.1 hereof or any purchase by it of the Undivided Interest, Ground Interest and the Assigned Rocky Mountain Interest pursuant to
Section 5.2 hereof shall be subject and subordinate to the lien of the Oglethorpe Mortgage (unless the lien of the Oglethorpe Mortgage shall have been released with respect to the Undivided Interest, the Ground Interest and the Assigned Rocky Mountain Agreements) and that in connection with any such transfer or purchase, Georgia Power shall execute and deliver any documents or instruments (including, without limitation, UCC-1s) that the secured parties under the Oglethorpe Mortgage may reasonably request in order to establish and maintain such secured parties' security interest (and the priority thereof) with respect to the Undivided Interest, the Ground Interest and the Assigned Rocky Mountain Agreements.

     SECTION 6. MUTUAL REPRESENTATIONS AND WARRANTIES.

     Each of Georgia Power and Oglethorpe represents and warrants to RMLC, the Owner Participant and the Co-Trustee, and RMLC and the Co-Trustee represents to each of Georgia Power and Oglethorpe that:

     Section 6.1 Power and Authority. It has the corporate power and authority to execute this Consent.

     Section 6.2 Execution, Delivery, Enforceability. This Consent has been duly authorized, executed and delivered by it or on its behalf and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.


     SECTION 7. CO-OWNERS' REPRESENTATIONS, WARRANTIES AND COVENANTS.

     Each of Georgia Power and Oglethorpe represents, warrants and covenants to RMLC, the Owner Participant and the Co-Trustee that:

     Section 7.1 No Default. To the best of its knowledge, no default under the Rocky Mountain Ownership Agreement or the Rocky Mountain Operating Agreement has occurred and is continuing; provided, however, that the parties to the Rocky Mountain Ownership Agreement, the Rocky Mountain Operating Agreement or both may be performing their respective rights and obligations under such agreements other than in accordance with the strict terms thereof.

     Section 7.2 Ownership. It is the owner of an undivided interest in the Facility and the Rocky Mountain Site and has not sold, leased or otherwise transferred an interest therein to any Person other than another Co-Owner.

     Section 7.3 Enforceability. Each of the Rocky Mountain Ownership Agreement and the Rocky Mountain Operating Agreement constitutes valid and binding obligations of Oglethorpe and Georgia Power enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent, conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity. It will fully perform its obligations under the Rocky Mountain Agreement in accordance with its terms.

     Section 7.4 FERC License. It has fully performed all of the obligations under the FERC License. During the Facility Sublease Term, it will fully perform the obligations with respect to the FERC License in Section 10.05 of the Rocky Mountain Ownership Agreement and not look to the Co-Trustee or RMLC for any contribution or other responsibility for such obligations. It will perform the obligations set forth in Section 10.05 of the Rocky Mountain Ownership Agreement assuming that such provision includes a reference to the Co-Trustee and

RMLC as well as Oglethorpe and Georgia Power and cooperate in all respects with the efforts of the Co-Trustee, RMLC and Oglethorpe to obtain a renewal of the FERC License.

     SECTION 8. MISCELLANEOUS.

     Section 8.1 Governing Law. This Consent shall be in all respects governed by and construed in accordance with the laws of the State of Georgia including all matters of construction, validity and performance.

     Section 8.2 Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

     Section 8.3 Headings and Table of Contents. The headings of the sections of this Consent and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 8.4 Successors and Assigns. This Consent shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, the Operative Documents and the Rocky Mountain Agreements.

     Section 8.5 Amendments and Waivers. No term, covenant, agreement or condition of this Consent may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 8.6 Counterparts. This Consent may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 8.7 Effectiveness. This Consent has been dated as of the date first above written for convenience only. This Consent shall be effective on the date of execution and delivery by all of the parties hereto.

     Section 8.8 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Consent is executed and delivered by SunTrust Bank and Fleet National Bank, not individually but solely as a Trustee under the Trust Agreement bearing the number on the cover page hereto, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee or the Non-Georgia Trustee in their respective trust capacities only is made and intended not as personal representations, undertakings and agreements by SunTrust Bank or Fleet National Bank but is made and intended for the purpose for binding only the Co-Trustee or the Non-Georgia Trustee in their respective trust capacities only, (c) nothing herein contained shall be construed as creating any liability on SunTrust Bank or Fleet National Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto, (d) under no circumstances shall SunTrust Bank or Fleet National Bank be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or the Non-Georgia Trustee in their respective trust capacities only or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Consent or (e) the Owner Participant shall have no liability to Georgia Power under this Consent or any other Transaction Document during the term of the Facility Lease.

     IN WITNESS WHEREOF, the undersigned have executed this Consent under seal as of the day and year first hereinabove written.


Signed and delivered in the presence of:       GEORGIA POWER COMPANY


/s/ Scott A. Hudson                            By:/s/ Fred D. Williams
---------------------------------------           ------------------------------
Unofficial Witness                             Name: Fred D. Williams
                                                     ---------------------------
                                               Title: Senior Vice President
                                                      --------------------------

s/s Earnestine J. Hendrix
---------------------------------------
Notary Public

My Commission Expires: August 11, 1998
                       ---------------
[NOTARY SEAL]

Signed and delivered in the presence of:       OGLETHORPE POWER CORPORATION
                                               (AN ELECTRIC MEMBERSHIP
                                               GENERATION & TRANSMISSION
/s/ Gary M. Bullock                            CORPORATION)
----------------------------------------
Unofficial Witness

                                               By:/s/ T. D. Kilgore
                                                  ------------------------------
/s/ Maija Braunfelds                           Name: T. D. Kilgore
----------------------------------------             ---------------------------
Notary Public                                  Title: President and CEO
                                                      --------------------------

My Commission Expires:January 19, 1998

[NOTARY SEAL]

Signed and delivered in the presence of:    SUNTRUST BANK, ATLANTA, not in its
                                            individual capacity, but solely as
                                            Co-Trustee under the Trust Agreement

/s/ E. M. Schadru
--------------------------------------
Unofficial Witness


/s/ Maija Braunfelds                        By:/s/ Bryan Echols
--------------------------------------         ---------------------------------
Notary Public                               Name: Bryan Echols
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

My Commission Expires: Jan 19, 1998         By:/s/ Sandra Thompson
Notary Public          ------------            ---------------------------------
                                            Name: Sandra Thompson
                                                  ------------------------------
                                            Title: Vice President
[NOTARY SEAL]                                      -----------------------------

Signed and delivered in the presence of:    ROCKY MOUNTAIN LEASING
                                            CORPORATION

/s/ Leonard Scott                           By:/s/ Eugen Heckl
--------------------------------------         ---------------------------------
Unofficial Witness                          Name: Eugen Heckl
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------
/s/ Maija Braunfelds
--------------------------------------
Notary Public

My Commission Expires:Jan 19, 1998

[NOTARY SEAL]

Signed and delivered in the presence of:    FLEET NATIONAL BANK, not in its
                                            individual capacity, but solely as
                                            Trustee under the Trust Agreement

/s/ D. E. McGrum                            By:/s/ Frank McDonald
--------------------------------------         ---------------------------------
Unofficial Witness                          Name: Frank McDonald
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------

/s/ Maija Braunfelds
--------------------------------------
Notary Public

My Commission Expires: 1/19/98
                      ---------
[NOTARY SEAL]

                          SCHEDULE TO EXHIBIT 10.32.18

                                  CONSENT NO.1

     The following table indicates for each transaction the name of the corresponding Owner Participant:

        Agreement   Date                  Owner Participant
        ---------   -------------------   --------------------------------------
        1           December 30, 1996     Philip Morris Capital Corporation

        2           January 3, 1997       Philip Morris Capital Corporation

        3           December 30, 1996     First Chicago Leasing Corporation

        4           December 30, 1996     First Chicago Leasing Corporation

        5           December 30, 1996     NationsBanc Leasing & R.E. Corporation

        6           January 3, 1997       NationsBanc Leasing & R.E. Corporation

     Other than Appendix A, the Exhibits and Schedules to the Consent No.1 are not filed herewith; however, the registrant hereby agrees that such Exhibits and Schedules will be provided to the Commission upon request.

                                                                      Appendix A
                                                                              to
                                                                   Consent No. 1


                                   Definitions


            Refer to Appendix A to Exhibit 10.32.1 of the Form 10-K.